Supplement dated September 15, 2026
to the Statement of Additional Information (SAI), dated September 1, 2026, for funds under the following trusts:
Trust
Columbia Acorn Trust
Columbia Funds Series Trust
Columbia Funds Series Trust I
Columbia Funds Series Trust II
Effective immediately, the footnote under the subsection “Fundamental Policies – Concentration” in the “Fundamental and Non-Fundamental Investment Policies” section of the SAI is hereby superseded and replaced with the following:
D.
Concentration*

*
For purposes of applying the limitation set forth in its concentration policy, the Investment Manager will, on behalf of the Funds, seek to make reasonable determinations as to the industry to which each issuer of securities in which a Fund invests is assigned. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them similar primary economic characteristics. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category, and while the Investment Manager will consider the industry classifications provided by Global Industry Classification Standard (GICS) for issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issuers of fixed-income securities, the determinations made by the Investment Manager may differ from such classifications. A Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for Small Cap Value and Inflection Fund, Small Cap Value Discovery Fund and International Dividend Income Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending February 28/29 – Information is as of February 28, 2026, unless otherwise noted
Small Cap Value and Inflection Fund	Jeremy Javidi	3 RICs 2 PIVs 15 other accounts	$2.59 billion $447.29 million $75.09 million	None	Over $1,000,000(a)	Columbia Management	Columbia Management
For Funds with fiscal year ending April 30 – Information is as of April 30, 2026, unless otherwise noted
Small Cap Value Discovery Fund	Jeremy Javidi	3 RICs 2 PIVs 13 other accounts	$1.36 billion $458.79 million $410.19 million	None	Over $1,000,000(a)	Columbia Management	Columbia Management
For Funds with fiscal year ending August 31 – Information is as of August 31, 2025, unless otherwise noted
International Dividend Income Fund	Georgina Hellyer	5 PIVs 5 other accounts	$4.89 billion $1.01 billion	None	None(c)	Columbia Management	Threadneedle
	Matthew Van de Schootbrugge(i)	1 PIV 10 other accounts	$6.56 million $2.45 billion	None	None(c)
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)
Excludes any notional investments.
(c)
The Fund is available for sale only in the U.S. The portfolio manager does not reside in the U.S. and therefore does not hold any shares of the Fund.
(i)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2026.
The rest of the section remains the same.
SUP910_00_050_(09/26)

Shareholders should retain this Supplement for future reference.

SUP910_00_050_(09/26)